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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 1, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


             Florida                  001-12111              65-0271219
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(State or Other Jurisdiction of    (Commission File         (IRS Employer
          Incorporation)               Number)            Identification No.)

                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)


Registrant's telephone number, including area code (954) 384-0175

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

     On November 2, 2007, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing its results of operations for the three months ended September 30, 2007 (the "Release"). A copy of the Release is attached hereto as
Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On November 1, 2007, the Board of Directors of the Company approved Amended and Restated Bylaws that amended Article V of the Company's then existing Bylaws to provide the Company with the ability to issue and transfer uncertificated shares. The changes were adopted to comply with the rules of the New York Stock Exchange which, effective January 1, 2008, will require the Company's shares to be eligible for participation in a direct registration system ("DRS"), such as the one currently administered by The Depository Trust Company. DRS permits investors' ownership to be recorded and maintained on the books of the Company or the transfer agent without the issuance of physical stock certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions.

     The above summary is qualified in its entirety by reference to the full text of the Company's Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2

Item 9.01       Financial Statements and Exhibits

      (d)       Exhibits.

                3.2 -- Amended and Restated Bylaws of Pediatrix Medical Group,
                       Inc.

                99.1 -- Press Release of Pediatrix Medical Group, Inc. dated
                        November 2, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PEDIATRIX MEDICAL GROUP, INC.



Date: November 2, 2007                      By: /s/ Karl B. Wagner
                                                --------------------------------
                                                Name:  Karl B. Wagner
                                                Title:  Chief Financial Officer

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                                  EXHIBIT INDEX


        Exhibit No.                     Description
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            3.2     Amended and Restated Bylaws of Pediatrix Medical Group, Inc.

           99.1 Press Release of Pediatrix Medical Group, Inc. dated November 2, 2007.